                                     SCHEDULE 14A
                      Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of 1934
[ X ]    Filed by the Registrant
[   ]    Filed by a Party other than the Registrant

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           PCS CASH FUND, INC.
               ---------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           PCS CASH FUND, INC.
               ---------------------------------------------------------------
                      (NAME OF PERSON(S) FILING PROXY STATEMENT)

         Payment of Filing Fee (Check the appropriate box):
[   ]    $125 PER EXCHANGE ACT RULES 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) OR
         ITEM 22(a)(2) OF SCHEDULE 14A.
[   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
[   ]    Fee computed on table below per exchange Act Rules 14a-6(i)(4) and
         0-11.

    1)   Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

    5)   Total fee paid:

         ---------------------------------------------------------------------

[ X ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         ---------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         ---------------------------------------------

    3)   Filing Party:

         ---------------------------------------------

    4)   Dated Filed:

         ---------------------------------------------

                                PCS MONEY MARKET
                                   PORTFOLIO

                           PCS GOVERNMENT OBLIGATIONS
                                  MONEY MARKET
                                   PORTFOLIO

                                   ---------

                       IMPORTANT SHAREHOLDER INFORMATION
                                 -------------

    THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU COMPLETE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. YOU WILL RECEIVE ONE PROXY CARD FOR EACH PORTFOLIO IN WHICH YOU OWN SHARES.

    WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT YOUR PORTFOLIO WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR PORTFOLIO MONEY.

    PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

                                 --------------

                              PCS CASH FUND, INC.

                              PCS CASH FUND, INC.
                           PCS MONEY MARKET PORTFOLIO
               PCS GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

Dear Shareholder:

    A Special Meeting of Shareholders of the PCS Money Market and PCS Government Obligations Money Market Portfolios (each a "Portfolio" and, together, the "Portfolios") of PCS Cash Fund, Inc. has been scheduled for Friday, August 23, 1996. If you are a Shareholder of record as of the close of business on July 17, 1996, you are entitled to vote at the meeting and for any adjournment of the meeting.

    While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the enclosed Proxy Card(s). Whether or not you plan to attend the meeting, your vote is important. Please mark, sign, and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

    The attached Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Directors is recommending that you approve a reorganization of the PCS Money Market and PCS Government Obligations Portfolios under which the PCS Cash Fund, Inc. would be combined with and into the Morgan Stanley Fund, Inc. Shareholders of each Portfolio will vote separately and the reorganization will be effectuated with respect to a Portfolio if Shareholders of that Portfolio approve, regardless of whether Shareholders of the other Portfolio approve. Assuming approval by Shareholders of both Portfolios, each holder of shares of the PCS Money Market Portfolio will receive a number of shares of the Morgan Stanley Money Market Fund equal to the number and value of shares of the PCS Money Market Portfolio owned by such holder at the time of the combination and each holder of shares of the PCS Government Obligations Portfolio will receive a number of shares of the Morgan Stanley Government Obligations Money Market Fund equal to the number and value of shares of the PCS Government Obligations Money Market Portfolio owned by such holder at the time of the combination. As further explained in the accompanying proxy statement, the Board of Directors expects such a combination to result in operational efficiencies and additional share distribution opportunities. We encourage you to support the Directors' recommendation to approve the proposal.

    Your vote is important to us. Please do not hesitate to call 1-800-533-7719 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Portfolios.

                                           Sincerely,

                                                         [SIG]

                                           Warren J. Olsen
                                           President

                              PCS CASH FUND, INC.
                          1221 AVENUE OF THE AMERICAS
                                   22ND FLOOR
                            NEW YORK, NEW YORK 10020

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 23, 1996
                                 -------------

    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the PCS Money Market Portfolio and the PCS Government Obligations Money Market Portfolio (each, a "PCS Portfolio" and together, the "PCS Portfolios") of PCS Cash Fund, Inc. ("PCS") will be held at the offices of Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020, on Friday, August 23, 1996 at 10:00 a.m.

    At the Meeting, Shareholders of each PCS Portfolio will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation pursuant to which each PCS Portfolio, that obtains shareholder approval, will transfer all of its assets and liabilities to a portfolio of the Morgan Stanley Fund, Inc. ("MSF") with an identical investment objective and substantially similar investment policies and limitations (the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively, (each, an "MSF Fund" and together, the "MSF Funds")) in exchange for shares of the corresponding MSF Fund. The proposals, which are more fully described in the attached Proxy Statement, are as follows:

PCS MONEY MARKET PORTFOLIO

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION BETWEEN PCS CASH FUND, INC., ON BEHALF OF THE PCS MONEY MARKET PORTFOLIO, AND THE MORGAN STANLEY FUND, INC., ON BEHALF OF THE MORGAN STANLEY MONEY MARKET FUND.

PCS GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION BETWEEN PCS CASH FUND, INC., ON BEHALF OF THE PCS GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO, AND THE MORGAN STANLEY FUND, INC., ON BEHALF OF THE MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND.

    Shareholders of each Portfolio will vote separately and the reorganization will be effectuated with respect to a Portfolio if Shareholders of that Portfolio approve, regardless of whether Shareholders of the other Portfolio approve.

    The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

    All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

    Shareholders of record at the close of business on July 17, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                           BY ORDER OF THE BOARD OF DIRECTORS
                                           Valerie Y. Lewis, SECRETARY

July 31, 1996

                              PCS CASH FUND, INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                 --------------

                                PROXY STATEMENT
                                 -------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PCS Cash Fund, Inc. ("PCS") for use at the Special Meeting of Shareholders to be held on Friday, August 23, 1996 at 10:00 a.m. at the offices of Morgan Stanley Asset Management Inc. ("MSAM"), 1221 Avenue of the Americas, New York, New York 10020, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of the PCS Money Market and PCS Government Obligations Money Market Portfolios (each, a "PCS Portfolio," and together, the "PCS Portfolios") of PCS of record at the close of business on July 17, 1996 ("Shareholders"), are entitled to vote at the Meeting. As of July 17, 1996, the approximate number of shares of common stock, par value $.001 per share ("shares"), issued and outstanding for each of the PCS Portfolios is set forth below:

                                                                     SHARES OUTSTANDING
                                                                             AS
PCS PORTFOLIOS                                                        OF JULY 17, 1996
- ------------------------------------------------------------------  --------------------
PCS Money Market..................................................      172,137,032.600
PCS Government Obligations Money Market...........................      137,064,601.270

    Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

    The solicitation of proxies will be largely by mail. Shareholder Communications Inc. will perform the proxy solicitation at a cost to PCS of approximately $1,500. Further solicitations may include, without cost to PCS, telephonic, facsimile, telegraphic or oral communications by regular employees of MSAM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of the solicitation will be borne by PCS, including reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The Proxy Card(s) and this Proxy Statement are being mailed to Shareholders on or about July 31, 1996.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of PCS at 1221 Avenue of the Americas, New York, New York 10020, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                   PROPOSALS

PCS MONEY MARKET PORTFOLIO

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION BETWEEN PCS CASH FUND, INC., ON BEHALF OF THE PCS MONEY MARKET PORTFOLIO, AND THE MORGAN STANLEY FUND, INC., ON BEHALF OF THE MORGAN STANLEY MONEY MARKET FUND.

PCS GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION BETWEEN PCS CASH FUND, INC., ON BEHALF OF THE PCS GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO, AND THE MORGAN STANLEY FUND, INC., ON BEHALF OF THE MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND.

                                  INTRODUCTION

    The Meeting is being called in order to permit the Shareholders of the PCS Money Market and PCS Government Obligations Money Market Portfolios of PCS to vote on an Agreement and Plan of Reorganization and Liquidation of PCS (the "Agreement"). It is anticipated that Shareholders of each Portfolio will vote separately and the Agreement will be executed with respect to a Portfolio if the Shareholders of that Portfolio approve, regardless of whether Shareholders of the other Portfolio approve. PCS will not be liquidated unless Shareholders of both Portfolios approve the Agreement. Assuming approval of both PCS Portfolios, each PCS Portfolio will transfer all of its assets and liabilities to one of two "shell" portfolios of Morgan Stanley Fund, Inc. ("MSF") in exchange for shares of such portfolios, which are called the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (each, an "MSF Fund" and together, the "MSF Funds"). Specifically, the assets and liabilities of the PCS Money Market Portfolio will be transferred to the Morgan Stanley Money Market Fund and the assets and liabilities of the PCS Government Obligations Money
Market Portfolio will be transferred to the Morgan Stanley Government Obligations Money Market Fund (the "Reorganization"). Once shares of an MSF Fund have been distributed to Shareholders of the corresponding PCS Portfolio, such PCS Portfolio will be liquidated. Once all PCS Shareholders have received MSF shares, PCS will be liquidated. The Board of Directors anticipate that the exchange of assets of such PCS Portfolio(s) for shares of such MSF Fund(s) will occur on September 30, 1996. The Board of Directors of PCS is recommending that Shareholders of the PCS Portfolios approve the Agreement. The Board of Directors of PCS has concluded that after the Reorganization, (i) the MSF Funds will experience operating efficiencies resulting from the consolidation of administrative services as described herein, and (ii) the distribution of shares may be enhanced because of the additional distribution networks available as a result of the Reorganizations. A copy of the Agreement is attached to this Proxy Statement as Exhibit A. The description of the Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

                     DESCRIPTION OF THE AGREEMENT AND PLAN
                        OF REORGANIZATION AND LIQUDATION

    The Agreement by and between PCS, on behalf of each of the PCS Portfolios, and MSF, on behalf of each of the MSF Funds, provides for (i) the transfer of all or substantially all of the assets of the PCS Money Market Portfolio solely in exchange for shares of common stock of the Morgan Stanley Money Market Fund and the assumption by the Morgan Stanley Money Market Fund of all or substantially all of the liabilities of the PCS Money Market Portfolio, followed by the distribution on the closing date of the

Morgan Stanley Money Market Fund's shares to the holders of the PCS Money Market Portfolio's shares; and (ii) the transfer of all or substantially all of the assets of the PCS Government Obligations Money Market Portfolio solely in exchange for shares of common stock of the Morgan Stanley Government Obligations Money Market Fund and the assumption by the Morgan Stanley Government Obligations Money Market Fund of all or substantially all of the liabilities of the PCS Government Obligations Money Market Portfolio, followed by the distribution on the closing date of the Morgan Stanley Government Obligations Money Market Fund's shares to the holders of the PCS Government Obligations Money Market Portfolio's shares. On the closing date for the Reorganization, anticipated to be September 30, 1996, each PCS Portfolio that obtains shareholder approval of its proposal for the Reorganization will assign, deliver, and otherwise transfer all of its assets free and clear of all liens and encumbrances, and assign all or substantially all of its liabilities to the corresponding MSF Fund and such MSF Fund will acquire all the assets and will assume all such liabilities, in exchange for shares of such MSF Fund. In addition, the Agreement provides that the net asset value per share of each PCS Portfolio and of each corresponding MSF Fund will be equal and the number of shares of each MSF Fund issued in exchange for shares of the corresponding PCS Portfolio will equal the number of shares of such PCS Portfolio issued and outstanding at the time of the Reorganization. Thereafter, PCS will take all necessary and proper steps to effect the complete termination of each PCS Portfolio involved in the Reorganization and, if both of the PCS Portfolios have obtained shareholder approval for the Reorganization, the complete termination of PCS itself.

    The Agreement also provides that MSF will receive, prior to the closing, an opinion of counsel for PCS to the effect that: (i) PCS and the PCS Portfolios are duly organized and validly existing under the laws of the State of Maryland;
(ii) PCS is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); (iii) the Agreement, the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of PCS and has been duly executed and delivered by PCS on behalf of PCS and the PCS Portfolio(s) and is a valid and binding obligation of PCS and the PCS Portfolio(s), subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for PCS to enter into the Agreement or carry out its terms on behalf of PCS and the PCS Portfolio(s) that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse effect on the operations of PCS and the PCS Portfolio(s).

    In addition, PCS shall have received an opinion of counsel for MSF to the effect that: (i) MSF and the MSF Funds are duly organized and validly existing under the laws of the State of Maryland; (ii) MSF is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite corporate action of MSF and the Agreement has been duly executed and delivered by MSF and is a valid and binding obligation of MSF and the MSF Fund(s), subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for MSF to enter into the Agreement or carry out its terms on behalf of MSF and the MSF Fund(s) that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of MSF and the MSF Fund(s); and (v) MSF shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and nonassessable.

                     TAX CONSEQUENCES OF THE REORGANIZATION

    At the time of the closing, PCS and MSF shall have received an opinion of counsel substantially to the effect that for Federal income tax purposes: (1) no gain or loss will be recognized by a PCS Portfolio upon the transfer of its assets in exchange, solely for the corresponding MSF Fund's shares and the assumption by such MSF Fund of such PCS Portfolio's stated liabilities; (2) no gain or loss will be recognized by such MSF Fund on its receipt of such PCS Portfolio's assets in exchange for such MSF Fund's shares and the assumption by such MSF Fund of such PCS Portfolio's liabilities; (3) the basis of such PCS Portfolio's assets in such MSF Fund's hands will be the same as the basis of those assets in the PCS Portfolio's hands immediately before the conversion; (4) such MSF Fund's holding period for the assets transferred to such MSF Fund by such PCS Portfolio will include the holding period of those assets in such PCS Portfolio's hands immediately before the conversion; (5) no gain or loss will be recognized by such PCS Portfolio on the distribution of such MSF Fund's shares to such PCS Portfolio's shareholders in exchange for their shares of such PCS Portfolio; (6) no gain or loss will be recognized by a shareholder of such PCS Portfolio as a result of such PCS Portfolio's distribution of MSF Fund's shares to such PCS Portfolio's shareholder in exchange for such PCS Portfolio's shareholder's shares of such PCS Portfolio; (7) the basis of such MSF Fund's shares received by such PCS Portfolio's shareholders will be the same as the adjusted basis of such PCS Portfolio's shareholders' shares of such PCS Portfolio surrendered in exchange therefor; and (8) the holding period of such MSF Fund's shares received by such PCS Portfolio's shareholders will include such PCS Portfolio's shareholders' holding period for such PCS Portfolio's shareholders' shares of such PCS Portfolio surrendered in exchange therefor, provided that such PCS Portfolio's shares were held as capital assets on the date of the conversion.

    The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the MSF Funds and the PCS Portfolios being "parties to the reorganization" within the meaning of Section 368 of the Code. As a consequence, the Reorganization will be tax-free for each of the MSF Funds, the PCS Portfolios and their respective Shareholders.

                           COMPARISON OF PCS AND MSF

    The following is a comparison of PCS and its PCS Portfolios with MSF and its "shell" MSF Funds. Each of PCS and MSF is managed under the direction of its Board of Directors. The same individuals comprise the PCS and MSF Boards of Directors.

                   DESCRIPTION OF PCS AND THE PCS PORTFOLIOS

    PCS was organized under Maryland law as a corporation pursuant to Articles of Incorporation dated January 4, 1989 and filed on January 5, 1989, as amended or supplemented to date. PCS is an open-end management investment company registered under the 1940 Act, and has authorized capital of 10,000,000,000 shares of common stock, par value $.001 per share, which includes 1,000,000,000 shares of the PCS Money Market Portfolio and 1,000,000,000 shares of the PCS Government Obligations Money Market Portfolio. The PCS Tax-Free Money Market Portfolio has not offered shares and has no shareholders, assets or liabilities.

    The PCS Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a portfolio of high quality, U.S. dollar-denominated money market instruments. In pursuing its investment objective, the PCS Money Market Portfolio invests in a broad range of government, foreign and domestic bank obligations and commercial obligations that may be available in the money markets. See "Comparison of the Investment Objectives and Policies of the PCS Portfolios and MSF Funds" below.

    The PCS Government Obligations Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve its objective by investing exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations. See "Comparison of the Investment Objectives and Policies of the PCS Portfolios and MSF Funds" below.

    MSAM serves as investment adviser to each PCS Portfolio pursuant to an Investment Advisory Agreement dated July 3, 1989. MSAM conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad and has provided investment advisory services to investment companies since 1989. At March 31, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $97.4 billion, including approximately $81.5 billion under active management and $15.9 billion as named fiduciary or fiduciary adviser. The PCS Portfolios' Advisory Agreement with MSAM provides, in part, that MSAM makes investment decisions for the assets of each PCS Portfolio and continuously reviews, supervises and administers each PCS Portfolio's investment program, subject to the supervision of, and policies established by, the Directors of PCS. For its services, MSAM is entitled to receive from each PCS Portfolio a fee, which is calculated daily and payable monthly, at an annual rate of .45% of the first $250 million of such PCS Portfolio's average daily net assets, .40% of the next $250 million of such PCS Portfolio's average daily net assets and .35% of the average daily net assets of such PCS Portfolio in excess of $500 million.

    Morgan Stanley & Co. Incorporated (the "Distributor") is the principal underwriter of PCS. The Distributor, with its address at 1221 Avenue of the Americas, New York, New York 10020, acts as distributor of the shares of each of the PCS Portfolios pursuant to separate distribution contracts (collectively, the "Distribution Contracts") with PCS on behalf of each of the PCS Portfolios. The Distributor is entitled, under the Distribution Contracts and the Rule 12b-1 plans of the PCS Portfolios, to a fee, calculated daily and paid monthly, at an annual rate of .50% of each PCS Portfolio's average daily net assets.

    MSAM and the Distributor are currently waiving a portion of their respective fees. However, such fee waivers are voluntary and may be terminated at any time. Currently, management fees and Rule 12b-1 fees are .36% and .35%, respectively, for the PCS Money Market Portfolio and .40% and .26%, respectively, for the PCS Government Obligations Money Market Portfolio. Absent fee waivers, total annual operating expenses would be 1.22% for the PCS Money Market Portfolio and 1.24% for the PCS Government Obligations Money Market Portfolio. With the fee waivers, total annual operating expenses are .98% for the PCS Money Market Portfolio and
 .95% for the PCS Government Obligations Money Market Portfolio.

    PFPC, Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator, transfer agent and dividend disbursing agent for PCS, and PNC Bank, N.A. ("PNC Bank"), 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, is its custodian. Both PFPC and PNC Bank are, directly or indirectly, wholly owned subsidiaries of PNC Financial Corp., a multi-bank holding company.

                               DESCRIPTION OF MSF

    MSF, with principal executive offices at 1221 Avenue of the Americas, New York, New York 10020, was organized under Maryland law as a corporation pursuant to Articles of Incorporation dated August 12, 1992, and filed on August 14, 1992. MSF is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of 21,750,000,000 shares of common stock, par value $.001 per share, which includes 2,000,000,000 shares of the Morgan Stanley Money Market Fund and 2,000,000,000 shares of the Morgan Stanley Government Obligations Money Market Fund.

    The Morgan Stanley Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a portfolio of high quality, U.S. dollar-denominated money market instruments. In pursuing its investment objective, the Morgan Stanley Money Market Fund invests in a broad range of government, foreign and domestic bank obligations and commercial obligations that may be available in the money markets. This MSF Fund has the same investment objective as the PCS Money Market Portfolio. See "Comparison of the Investment Objectives and Policies of the PCS Portfolios and MSF Funds" below.

    The Morgan Stanley Government Obligations Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve its objective by investing exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and enters into repurchase agreements relating to such obligations. This MSF Fund has the same investment objective as the PCS Government Obligations Money Market Portfolio. See "Comparison of the Investment Objectives and Policies of the PCS Portfolios and MSF Funds" below.

    MSAM will serve as investment adviser to the MSF Funds and currently serves as investment adviser to each of the other series of MSF. The Investment Advisory Agreement between MSAM and MSF is substantially identical to the Investment Advisory Agreement that exists between MSAM and PCS, on behalf of the PCS Portfolios. Significantly, both Investment Advisory Agreements provide for the same fees, duties, and standards of care. The only differences between the Investment Advisory Agreements will be the names of the parties and the dates thereto. For its services, MSAM is entitled to receive from each MSF Fund a fee, computed daily and payable monthly, at an annual rate of .45% of the first $250 million of such Fund's average daily net assets, .40% of the next $250 million of such Fund's average daily net assets and .35% of the average daily net assets of such Fund in excess of $500 million. The Distributor is the principal underwriter of MSF and is entitled, under the Distribution Agreement and the Rule 12b-1 plans for the MSF Funds, to a fee, calculated daily and paid monthly, at an annual rate of .50% of each MSF Fund's average daily net assets. MSAM and the Distributor will voluntarily waive a portion of their respective fees. However, such fee waivers are voluntary and may be terminated at any time. Initially, management fees and Rule 12b-1 fees will be .36% and .35%, respectively, for the Morgan Stanley Money Market Fund and .40% and .26%, respectively, for the Morgan Stanley Government Obligations Money Market Fund. Absent fee waivers, total annual operating expenses would be 1.22% for the Morgan Stanley

Money Market Fund and 1.24% for the Morgan Stanley Government Obligations Money Market Fund. With the fee waivers, total annual operating expenses would be .98% for the Morgan Stanley Money Market fund and .95% for the Morgan Stanley Government Obligations Money Market Fund.

    MSAM provides all series of MSF with administrative services pursuant to a separate administration agreement (the "Administration Agreement"), which will be applicable to the MSF Funds. The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of MSF and include day-to-day administration of matters related to the corporate existence of MSF, maintenance of its records, preparation of reports, supervision of MSF's arrangements with its custodian and assistance in the preparation of MSF's registration statements under federal and state laws. The Administration Agreement also provides that MSAM through its agents will provide MSF dividend disbursing and transfer agent services. For its services under the Administration Agreement, the MSF Funds will pay MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each MSF Fund.

    Under an agreement between MSAM and The Chase Manhattan Bank, N.A. ("Chase"), Chase Global Funds Services Company ("CGFSC"), a subsidiary of Chase, will provide certain administrative services to MSF. MSAM supervises and monitors such administrative services provided by CGFSC. These services will extend to the MSF Funds. The services provided under the administration agreement are subject to the supervision of the Board of Directors of MSF. The Board of Directors of MSF has approved the provision of services described above pursuant to the administration agreement as being in the best interests of MSF. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    The Distributor acts as distributor of the shares of each of the MSF Funds pursuant to a distribution agreement (the "MSF Distribution Agreement") with MSF on behalf of each of the MSF Funds and the other series of MSF. The services to be provided by the Distributor under the MSF Distribution Agreement are substantially similar to those it provides under the current PCS distribution agreements.

    The Board of Directors of MSF approved and adopted the MSF Distribution Agreement and separate Plans of Distribution for each of the MSF Funds (collectively, the "MSF Plans") pursuant to Rule 12b-1 under the 1940 Act. The MSF Plans and the obligations and rights of the MSF Funds and the Distributor thereunder are substantially similar to the Plans and related obligations and rights thereunder as described above for the PCS Portfolios.

    CGFSC also acts as dividend disbursing and transfer agent for MSF and will act as dividend disbursing and transfer agent for the MSF Funds. If the Reorganization is consummated, PFPC, will serve as sub-transfer agent for Morgan Stanley Prime Resource Account shareholders. PNC Bank will serve as the MSF Funds' custodian.

 COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE PCS PORTFOLIOS AND
                                   MSF FUNDS

    Each MSF Fund has an investment objective and investment policies and limitations that are substantially the same as the investment objective and investment policies and limitations of the corresponding PCS Portfolio. As a result of changes in regulations applicable to all money market funds, the MSF Funds will be subject to certain constraints not currently applicable to the PCS Portfolios. However, these regulatory changes will have no actual impact because the PCS Portfolios have been operated in a manner that could generally have complied with the revised regulations and if the PCS Portfolios were to continue in existence, the Portfolios would also become subject to these constraints. Another difference between the MSF Funds and the PCS Portfolios is that the investment objectives of the MSF Funds are fundamental. Accordingly, the objectives of the MSF Funds may be changed only with shareholder approval. The objectives of the PCS Portfolios have remained the same throughout their existence.

                     CONSIDERATIONS OF THE DIRECTORS OF PCS

    At a Meeting held on July 16, 1996, the Directors of PCS reviewed the Agreement and determined that the Reorganization is in the best interests of the PCS Portfolios and the Shareholders of the PCS Portfolios, and that the interests of the PCS Portfolios' Shareholders will not be diluted as a result of the Reorganization.

    In making this determination, the Directors carefully reviewed the terms and provisions of the Agreement, the substantial similarity of the investment objectives, policies and limitations of each PCS Portfolio and its corresponding MSF Fund, the tax consequences of the Reorganization to the PCS Portfolios and its Shareholders, and the expense ratios of the MSF Funds and the PCS Portfolios. In addition, the Directors reviewed the services to be provided to the MSF Funds, particularly the fact that MSAM and the Distributor will provide the same advisory and share distribution services to the MSF Funds that they provide to the PCS Portfolios. The Directors also considered the changes in certain administrative services and the continuity of custody and certain shareholder services.

    The Directors, including the Directors who are not interested persons (as defined in the 1940 Act) of PCS, MSF, MSAM or their affiliates, approved unanimously the proposed Reorganization. In doing so, they concluded that after the Reorganization, (i) the MSF Funds will experience operating efficiencies resulting from the consolidation of administrative services with MSAM and CGFSC; and (ii) the distribution of shares may be enhanced because of the additional distribution networks available as a result of the Reorganization.

    After careful review and evaluation, the Directors have determined to recommend that the Shareholders of the PCS Portfolios approve the Agreement and the Reorganization transaction. If this recommendation is not adopted by the Shareholders of a PCS Portfolio or both PCS Portfolios, such PCS Portfolio or both PCS Portfolios will continue to operate in the same manner as prior to the proposed Reorganization. If this recommendation is adopted by one of the PCS Portfolios and not the other, PCS will effect the Reorganization with respect to the PCS Portfolio that adopts the recommendation and the other PCS Portfolio will continue to operate in the same manner as prior to such partial Reorganization.

    THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE PCS PORTFOLIOS VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION.

                              GENERAL INFORMATION

    5% SHAREHOLDERS. As of July 17, 1996, the following persons were the only persons who were, to the knowledge of PCS, beneficial owners of 5% or more of shares of the PCS Portfolios:

                                                                                                PERCENTAGE OF
                                                NAME AND ADDRESS                NUMBER OF        PORTFOLIO'S
PORTFOLIO                                     OF BENEFICIAL OWNER                 SHARES           SHARES
- -----------------------------------  --------------------------------------  ----------------  ---------------
PCS Money Market
 Portfolio.........................  Needham/ T-Bill Investment                15,532,888.200            9%
                                     Attn: Roger Cotta
                                     445 Park Avenue
                                     3rd Floor
                                     New York, New York 10022-2606

                                     Willametta K. Day Foundation              11,777,923.090            7%
                                     Attn: Christian L. Kachami
                                     865 South Figueroa, suite 100
                                     Los Angeles, Ca. 90017-2543

                                                                                                 PERCENTAGE OF
                                                NAME AND ADDRESS                NUMBER OF         PORTFOLIO'S
PORTFOLIO                                     OF BENEFICIAL OWNER                 SHARES            SHARES
- -----------------------------------  --------------------------------------  ----------------  -----------------
PCS Government Obligations.........  Desantis Capital Management               39,432,164.320            29%
                                     a/c Desantis Capital Partners
                                     One Busch Street
                                     Suite 1800
                                     San Francisco, Ca. 94104-4425

                                     H & Q Equity Partners                      9,767,677.540             7%
                                     c/o Dosantis Capital Mgmt.
                                     One Busch Street
                                     Suite 1800
                                     San Francisco, Ca. 94104-4425

                                     Applewood Associates, L.P.                15,439,482.330            11%
                                     C/O Barry Rubenstein
                                     68 Wheatley Road
                                     Brookville, New York 11545-2922

    PCS's Directors and officers beneficially own less than 1% of the shares of PCS.

    ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received with respect to either or both of the PCS Portfolios by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal for such PCS Portfolio or both PCS Portfolios. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by PCS.

    REQUIRED VOTE. Approval of the Proposal with respect to a PCS Portfolio requires the affirmative vote of a majority of the shares of such PCS Portfolio and approval of the Proposal with respect to both PCS Portfolios requires the affirmative vote of a majority of the shares of the PCS Portfolios voting together.

    Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the Proposal.

    SHAREHOLDER PROPOSALS. PCS does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of PCS, c/o Morgan Stanley Asset Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

    REPORTS TO SHAREHOLDERS. PCS will furnish, without charge, a copy of the most recent Annual Report to Shareholders of PCS and the most recent Semiannual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Chase Global Funds Services Company at P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-282-4404.

    OTHER MATTERS. The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.
                                 --------------

    SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                           FORM OF AGREEMENT AND PLAN
                       OF REORGANIZATION AND LIQUIDATION

    AGREEMENT   AND  PLAN  OF   REORGANIZATION  AND  LIQUIDATION   dated  as  of
           , 1996 (the "Agreement"), by and between PCS Cash Fund, Inc. (the "PCS Fund"), a Maryland corporation, on behalf of the PCS Money Market Portfolio and the PCS Government Obligations Money Market Portfolio (each, an "Acquired Fund," and collectively, the "Acquired Funds"), and Morgan Stanley Fund, Inc. (the "MSF Fund") a Maryland corporation, on behalf of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (each, an "Acquiring Fund," and collectively, the "Acquiring Funds").

    WHEREAS, the PCS Fund was organized under Maryland law as a corporation under Articles of Incorporation dated January 4, 1989 and filed on January 5, 1989; the PCS Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); the PCS Fund has authorized capital consisting of 10,000,000,000 shares of common stock, par value $.001 per share, including 1,000,000,000 shares of the PCS Money Market Portfolio and 1,000,000,000 shares of the PCS Government Obligations Money Market Portfolio; the Acquired Funds are duly organized and validly existing series of the PCS Fund; and

    WHEREAS, MSF Fund was organized under Maryland law as a corporation under Articles of Incorporation dated August 12, 1992 and filed on August 14, 1992; the MSF Fund is an open-end management investment company registered under the 1940 Act; the MSF Fund has authorized capital consisting of 21,750,000,000 shares of common stock, par value $.001 per share, including 2,000,000,000 shares of the Morgan Stanley Money Market Fund and 2,000,000,000 shares of the Morgan Stanley Government Obligations Money Market Fund; and the Acquiring Funds are duly organized and validly existing series of the MSF Fund;

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect (i) the transfer of all of the assets of the PCS Money Market Portfolio solely in exchange for (a) the assumption by the Morgan Stanley Money Market Fund of all or substantially all of the liabilities of the PCS Money Market Portfolio and (b) shares of common stock of the Morgan Stanley Money Market Fund, followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such shares of common stock of the Morgan Stanley Money Market Fund to the holders of shares of common stock of the PCS Money Market Portfolio on the terms and conditions hereinafter set forth in liquidation of the PCS Money Market Portfolio; and (ii) the transfer of all of the assets of the PCS Government Obligations Money Market Portfolio solely in exchange for (a) the assumption by the Morgan Stanley Government Obligations Money Market Fund of all or substantially all of the liabilities of the PCS Government Obligations Money Market Portfolio and (b) shares of common stock of the Morgan Stanley Government Obligations Money Market Fund, followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such shares of common stock of the Morgan Stanley Government Obligations Money Market Fund to the holders of shares of common stock of the PCS Government Obligations Money Market Portfolio on the terms and conditions hereinafter set forth in liquidation of the PCS Government Obligations Money Market Portfolio. For convenience: (x) the PCS Money Market Portfolio and the Morgan Stanley Money Market Fund are referred to generically hereinafter as "corresponding" Acquired and Acquiring Funds, as are the PCS Government Obligations Money Market Portfolio and the Morgan Stanley Government Obligations Money Market Fund; (y) the shares of common stock of the Morgan Stanley Money Market Fund and the Morgan Stanley Government Obligations Money Market Fund that are given in exchange for the assets of the corresponding Acquired Funds are referred to hereinafter as the "Acquiring Funds Shares"; and (z) the shares of common stock of the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio that are held by the holders of such shares at the Effective Time are referred to hereinafter as the "Acquired Funds Shares." The parties hereto covenant and agree as follows:

    1. PLAN OF REORGANIZATION. At the Effective Time, each Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the corresponding Acquiring Fund, and each Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the corresponding Acquired Fund, in exchange for delivery to the corresponding Acquired Fund by such Acquiring Fund of a number of its Acquiring Funds Shares (both full and fractional) equivalent in number and value to the Acquired Funds Shares of the corresponding Acquired Fund outstanding immediately prior to the Effective Time. The assets and stated liabilities of each Acquired Fund, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the corresponding Acquiring Fund. All debts, liabilities, obligations and duties of each Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the corresponding Acquiring Fund and may be enforced against the corresponding Acquiring Fund to the same extent as if the same had been incurred by the corresponding Acquiring Fund.

    2. TRANSFER OF ASSETS. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of such Acquired Fund and other property owned by the such Acquired Fund at the Effective Time.

    3. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUNDS. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in number and value to the Acquired Funds Shares held by that shareholder, and each Acquiring Funds and Acquired Funds share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of record of the Acquired Funds and representing the respective number of Acquiring Funds Shares due such shareholder. As soon as practicable after the Effective Time, but not later than October 31, 1996, the PCS Fund shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds and, if both Acquired Funds are terminated, PCS Fund shall liquidate and dissolve.

    4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. The Acquiring Funds represent and warrant to the Acquired Funds as follows:

        (a) ORGANIZATION, EXISTENCE, ETC. MSF Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

        (b) REGISTRATION AS INVESTMENT COMPANY. MSF Fund is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

        (c)  FINANCIAL STATEMENTS. The  unaudited financial statements, if  any,
    of  MSF Fund relating to the Acquiring Funds  dated as of             , 1996
    (the "Acquiring Funds Financial Statements"), which will, if available, be delivered to the Acquired Funds as of the Effective Time, will fairly present the financial position of the Acquiring Funds as of the date thereof.

        (d) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Funds Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Immediately prior to the Effective Time, there shall be no issued and outstanding Acquiring Funds Shares or any other securities issued by the Acquiring Funds.

        (e) AUTHORITY RELATIVE TO THIS AGREEMENT. MSF Fund, on behalf of the Acquiring Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the MSF Fund Board of Directors, and no other proceedings by the Acquiring Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        (f) LIABILITIES. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds. The MFS Fund's Registration Statement does not continue any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (g) LITIGATION. Except as previously disclosed to the Acquired Funds, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect any of the Acquiring Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

        (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

        (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

    5.   REPRESENTATIONS  AND WARRANTIES  OF THE  ACQUIRED FUNDS.   The Acquired
Funds represent and warrant to the Acquiring Funds as follows:

        (a) ORGANIZATION, EXISTENCE, ETC. The PCS Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

        (b) REGISTRATION AS INVESTMENT COMPANY. The PCS Fund is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

        (c) FINANCIAL STATEMENTS. The audited financial statements of the PCS Fund relating to the Acquired Funds for the fiscal year ended June 30, 1996 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the date thereof, and the results of its operations and changes in its net assets for the periods indicated.

        (d) MARKETABLE TITLE TO ASSETS. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

        (e) AUTHORITY RELATIVE TO THIS AGREEMENT. The PCS Fund, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the PCS Fund's Board of Directors, and no other proceedings by the Acquired Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        (f) LIABILITIES. There are no liabilities of the Acquired Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to June 30, 1996, or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. The PCS Fund's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (g) LITIGATION. Except as previously disclosed to the Acquiring Funds, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

        (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

        (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

        (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

        (b) The Acquiring Funds shall have received an opinion of counsel for the Acquired Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) the Acquired Funds are duly organized and validly existing series of the PCS Fund under the laws of the State of Maryland; (ii) the PCS Fund is an open-end management investment company registered under the 1940 Act;
    (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of each of the Acquired Funds and this Agreement has been duly executed and delivered by the PCS Fund on behalf of the Acquired Funds and is a valid and binding obligation of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquired Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds; and (v) upon consummation of this Agreement, the Acquiring Funds shall have acquired all of the Acquired Funds's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

        (c) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time the Acquired Funds' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Funds as to the aggregate asset value of the Acquired Funds' portfolio securities.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

        (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

        (b) The Acquired Funds shall have received an opinion of counsel for the Acquiring Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of MSF Fund under the laws of the State of Maryland; (ii) MSF Fund is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Funds Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

        (c) The Acquiring Funds shall have delivered to the Acquired Funds at the Effective Time, a certificate of the Treasurer or Assistant Treasurer of the Acquiring Funds as to the aggregate asset value of the Acquiring Funds' portfolio securities, if any.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

        (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

        (b) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        (c) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

        (d) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for Federal income tax purposes:

           (1) No gain or loss will be recognized to the Acquired Funds upon the transfer of its assets in exchange solely for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's stated liabilities;

           (2) No gain or loss will be recognized to the Acquiring Funds on its receipt of the Acquired Funds' assets in exchange for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's liabilities;

           (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

           (4) The Acquiring Funds' holding period for the assets transferred to the Acquiring Funds by the Acquired Funds will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

           (5) No gain or loss will be recognized to the Acquired Funds on the distribution of the Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for their Acquired Funds Shares;

           (6) No gain or loss will be recognized to the Acquired Funds' shareholders as a result of the Acquired Funds' distribution of Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for the Acquired Funds' shareholders' Acquired Funds Shares;

           (7) The basis of the Acquiring Funds Shares received by the Acquired Funds' shareholders will be the same as the adjusted basis of that Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor; and

           (8) The holding period of the Acquiring Funds Shares received by the Acquired Funds' shareholders will include the Acquired Funds' shareholders' holding period for the Acquired Funds' shareholders'
       Acquired Funds Shares surrendered in exchange therefor, provided that said Acquired Funds Shares were held as capital assets on the date of the conversion.

        (e) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote at an annual or special meeting; provided that, if a majority of the shares of only one Acquired Fund approve the Agreement and the Reorganization, the parties may execute the Agreement and effect the Reorganization solely with respect to such Acquired Fund.

        (f) The Board of Directors of MSF Fund, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Funds Shares at the Effective Time in exchange for the assets of the Acquired Funds pursuant to the terms and provisions of this Agreement.

    9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Funds's assets for Acquiring Funds Shares shall be effective as of close of business on September 30, 1996, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

    10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Directors of the PCS Fund or the MSF Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

    11. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Funds Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds' shareholders without their further approval. Further, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

    12.   GOVERNING LAW.   This  Agreement shall  be governed  and construed  in
accordance with the laws of the State of Maryland.

    13. NOTICES. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

    if to the Acquiring Funds:

       Mr. Warren J. Olsen
       Morgan Stanley Asset Management, Inc.
       1221 Avenue of the Americas
       New York, New York 10020

    with a copy to:

       Richard W. Grant, Esq.
       Morgan, Lewis & Bockius LLP
       2000 One Logan Square
       Philadelphia, PA 19103-6993

    if to the Acquired Funds:

       Mr. Warren J. Olsen
       Morgan Stanley Asset Management Inc.
       1221 Avenue of the Americas
       New York, New York 10020

    with a copy to:

       Richard W. Grant, Esq.
       Morgan, Lewis & Bockius LLP
       2000 One Logan Square
       Philadelphia, PA 19103-6993

    14.  FEES AND EXPENSES.

        (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the Acquired Funds and the Acquiring Funds will be borne by the PCS Fund. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Funds Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Each of the Acquiring Funds shall pay its own Federal and state registration fees.

    15.  HEADINGS, COUNTERPARTS, ASSIGNMENT.

        (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

        (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    16. ENTIRE AGREEMENT. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    17. FURTHER ASSURANCES. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

    18. BINDING NATURE OF AGREEMENT. As provided in each corporation's Articles of Incorporation, as amended and supplemented to date, on file with the State Department of Assessments and Taxation of the State of Maryland, this Agreement was executed by the undersigned officers of MSF Fund and the PCS Fund, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each corporation. Moreover, no series of a corporation shall be liable for the obligations of any other series of that corporation.

Attest:                             PCS CASH FUND, INC. on behalf of its series, the
                                    PCS  Money   Market   Portfolio  and   the   PCS
                                    Government Obligations Money Market Portfolio

                                    By
- ---------------------------------      -----------------------
Name:                                  Name:
Title:                                 Title:

Attest:                             MORGAN  STANLEY  FUND,  INC.  on  behalf  of its
                                    series, the Morgan Stanley Money Market Fund and
                                    the Morgan Stanley Government Obligations  Money
                                    Market Fund

                                    By
- ---------------------------------      -----------------------
Name:                                  Name:
Title:                                 Title:

                         [APPENDIX TO PROXY STATEMENT]

                               PCS CASH FUND, INC.
                PCS GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, AUGUST 23, 1996

    The undersigned Shareholder(s) of the PCS Government Obligations Money Market Portfolio (the "Portfolio") of PCS Cash Fund, Inc. ("PCS") hereby appoint(s) Warren J. Olsen, Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on August 23, 1996, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PCS
        AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal: Approval of the Agreement and Plan of Reorganization and Liquidation between PCS Cash Fund, Inc., on behalf of the PCS Government Obligations Money Market Portfolio, and the Morgan Stanley Fund, Inc., on behalf of the Morgan Stanley Government Obligations Money Market Fund.

                    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN


          In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

          THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT OF THE BOARD OF DIRECTORS.


                              Please date, sign and return promptly.

                              Dated: _______________________________, 1996


          YOUR SIGNATURE(S) ON THIS PROXY SHOULD BE EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. IF THE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE PRINT YOUR FULL TITLE BELOW YOUR SIGNATURE.


                         _____________________________________________
                         Signature


                         _____________________________________________
                         Signature

                          [APPENDIX TO PROXY STATEMENT]

                               PCS CASH FUND, INC.
                           PCS MONEY MARKET PORTFOLIO
          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, AUGUST 23, 1996

    The undersigned Shareholder(s) of the PCS Money Market Portfolio (the "Portfolio") of PCS Cash Fund, Inc. ("PCS") hereby appoint(s) Warren J. Olsen, Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on August 23, 1996, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PCS
        AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.


Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal: Approval of an Agreement and Plan of Reorganization and Liquidation between PCS Cash Fund, Inc., on behalf of the PCS Money Market Portfolio, and the Morgan Stanley Fund, Inc., on behalf of the Morgan Stanley Money Market Fund.

          [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

     In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

     ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT OF THE BOARD OF DIRECTORS.

                              Please date, sign and return promptly.

                              Dated: _______________________________, 1996

YOUR SIGNATURE(S) ON THIS PROXY SHOULD BE EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. IF THE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE PRINT YOUR FULL TITLE BELOW YOUR SIGNATURE.



                              _____________________________________________
                              Signature

                              ______________________________________________
                              Signature